UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

1347 CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

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1347 CAPITAL CORP.
150 Pierce Road, 6th Floor
Itasca, IL 60143

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:30 a.m. Central Time on Wednesday, December 23, 2015

Dear Stockholders of 1347 Capital Corp.:

The 2015 annual meeting of stockholders (the “Annual Meeting”) of 1347 Capital Corp., a Delaware corporation (the “Company”), will be held on December 23, 2015 at 10:30 a.m. Central Time at the offices of 1347 Capital Corp., located at 150 Pierce Road, 6th Floor, Itasca, Illinois 60143, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class A directors to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2015.

The Company’s board of directors has fixed the close of business on December 8, 2015 as the record date for the Annual Meeting. Only stockholders of record on December 8, 2015 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

/s/ Gordon G. Pratt

Gordon G. Pratt
President and Chief Executive Officer and Director
Itasca, Illinois
December 10, 2015

This proxy statement is dated December 10, 2015
and is being mailed with the form of proxy on or shortly after December 10, 2015.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

1347 CAPITAL CORP.
150 Pierce Road, 6th Floor
Itasca, IL 60143

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 23, 2015

To the Stockholders of 1347 Capital Corp.:

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders (the “Annual Meeting”) of 1347 Capital Corp., a Delaware corporation (the “Company”), will be held on Wednesday, December 23, 2015 at 10:30 a.m., Central Time, at the offices of 1347 Capital Corp., located at 150 Pierce Road, 6th Floor, Itasca, Illinois 60143, to consider and vote upon the following proposals:

1.	To elect two Class A directors to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company as of the close of business on December 8, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

/s/ Hassan R. Baqar

Hassan R. Baqar
Corporate Secretary and Chief Financial Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 23, 2015
This Notice of Annual Meeting and Proxy Statement and our 2014 Annual Report are available at:
www.1347capital.com

i

1347 CAPITAL CORP.

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:30 a.m. Central Time on Wednesday, December 23, 2015

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2015 annual meeting of stockholders of 1347 Capital Corp., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, December 23, 2015 at 10:30 a.m. Central Time.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•	the election of two Class A directors to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;
•	a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of Hassan R. Baqar and Joshua Horowitz as Class A directors; and
•	“FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

Who is entitled to vote?

Holders of our common stock as of the close of business on December 8, 2015, the record date, may vote at the Annual Meeting. As of the record date, there were 5,948,000 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders.  If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders.  If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a street name stockholder, how do I vote?

There are two ways to vote:

•	In person. If you are a street name stockholder and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.
•	Proposal No. 2: The ratification of the appointment of BDO USA, LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of the holders of shares of outstanding common stock of the Company representing a majority of the voting power of all outstanding shares of common stock of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143, a written notice of revocation prior to the Annual Meeting. Please note, however, that if you are a street name stockholder, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If you are a street name stockholder, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Hassan R. Baqar and Larry G. Swets, Jr. have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All costs associated with this solicitation will be borne directly by 1347 Capital Corp. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of BDO USA, LLP. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.

Where will I be able to find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at the following address or phone number:

1347 Capital Corp.
Attention: Hassan R. Baqar
150 Pierce Road, 6th Floor
Itasca, IL 60143
Phone: (847) 700-8064

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Are there any appraisal or similar rights for dissenting stockholders?

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than August 12, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

1347 Capital Corp.
Attention: Hassan R. Baqar
150 Pierce Road, 6th Floor
Itasca, IL 60143

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our bylaws. To be timely for our 2016 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the opening of business on August 25, 2016; and
•	not later than the close of business on September 24, 2016.

In the event that we hold our 2016 annual meeting of stockholders more than 45 days before or after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the opening of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the close of business on the 90th day prior to such annual meeting; or
•	the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our Board of Directors. Any such recommendations should include the nominee’s name, age, business address, residence address, principal occupation or employment, the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the nominee and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and should be directed to our Corporate Secretary at the address set forth above.

In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

You may contact our Corporate Secretary at our principal executive offices for a copy of our bylaws.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Four of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names, ages as of December 10, 2015, and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting), for each of the continuing members of our board of directors and for each of our executive officers:

Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term For Which Nominated
Directors with Terms expiring at the Annual Meeting/Nominees
Hassan R. Baqar	A	38	Chief Financial Officer and Secretary and Director	2014	2015	2018
Joshua Horowitz(1)(2)	A	37	Independent Director	2014	2015	2018
Continuing Directors
John T. Fitzgerald(1)(2)	B	44	Independent Director	2014	2016	—
Leo Christopher Saenger III(1)(2)	B	48	Independent Director	2014	2016	—
Thomas D. Sargent	B	57	Independent Director	2014	2016	—
Larry G. Swets, Jr.	C	41	Director	2014	2017	—
Gordon G. Pratt	C	53	President and Chief Executive Officer and Director	2014	2017	—

(1)	Member of our compensation committee.
(2)	Member of our audit committee.

Nominees for Director

Hassan R. Baqar has served as our chief financial officer and secretary since April 2014 and as a director since July 2014. Since January 2011, Mr. Baqar has served as the Vice President of Kingsway America Inc., which is a subsidiary of Kingsway Financial Services, Inc. (NYSE: KFS), or Kingsway, and as Vice President of Kingsway since January 2014. By virtue of a management services agreement between 1347 Advisors LLC, a wholly owned subsidiary of Kingsway, and United Insurance Management, L.C., he has also served as the Chief Financial Officer of United Insurance Holdings Corp, a publicly-held property and casualty insurance holding company. Before joining Kingsway America Inc., Mr. Baqar was appointed Secretary of Kingsway America II Inc. in December 2009 and Director of Finance of KFS Capital LLC in January 2010. Prior to joining the Kingsway team, Mr. Baqar served as the Director of Finance of Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry, from April 2008 to December 2009. His previous experience includes positions held at Kemper Insurance Companies, a diversified mutual property-casualty insurance provider, from June 2000 to April 2008, where he most recently served as a senior analyst. Mr. Baqar has previously served as a member of the board of directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH). Mr. Baqar obtained a bachelor’s degree in Accounting and Business Administration from Monmouth College and a Master of Business Administration from Northeastern Illinois University. He also holds a Certified Public Accountant designation. We believe Mr. Baqar’s qualifications to serve on our board of directors include his approximately five years of experience as a finance executive in the insurance industry.

Joshua Horowitz has served on our board of directors since July 2014. Since January 2012, Mr. Horowitz has served as managing director of Palm Ventures LLC, a family office private investment firm. Palm Ventures LLC and its affiliates invest in a wide range of public and private companies. From November 2008 to December 2011, Mr. Horowitz worked as an independent consultant for several clients in the US and abroad including a European merchant bank and a North American private asset manager. From March 2004 to October 2008, Mr. Horowitz served as Director of Research for Berggruen Holdings, Inc., a family office with over $2 billion in assets under management globally. In these positions, Mr. Horowitz has analyzed and managed investments in hundreds of companies, with an emphasis on insurance and financial firms. Mr. Horowitz is a director of 1347 Property Insurance Holdings (Nasdaq: PIH), and Democracy at Work, a 501(c)(3) non-profit organization. Mr. Horowitz obtained a Bachelor of Science degree in Management from Binghamton University and completed the Business of Insurance certificate program at St. Johns University. We believe Mr. Horowitz’s qualifications to serve on our board of directors include his executive management experience with Palm Ventures LLC, his experience with the analysis and management of investments in companies in the insurance sector, and his service on the board of both a private and a public insurance company.

Continuing Directors Also Serving as Executive Officers

Gordon G. Pratt has served as our president and chief executive officer and director since April 2014 and as vice chairman of our board of directors since July 2014. Since March 2004, Mr. Pratt has been Managing Member of Fund Management Group LLC, a private holding company. From June 2004 to April 2006, he served as the Senior Vice President, Finance of the Willis Group in New York and London. Prior to the Willis Group, he was an equity holder and Managing Director of Hales Capital Advisors LLC (1999 to 2004) and the co-founder and Managing Partner of Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry (1999 to 2010). Mr. Pratt was appointed to the board of directors of Atlas Financial Holdings, Inc. (Nasdaq: AFH), or Atlas, in December 2010, and, since January 2011, has served as chairman of the board of directors of Atlas (and on the audit and compensation committees). In addition, Mr. Pratt was appointed to the board of directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), or PIH, in November 2013 and has served as the chairman of PIH’s board since his appointment. Mr. Pratt has been a member of its audit committee since December 2013. He previously served as Vice Chairman of the board of United Insurance Holdings Corp. (Nasdaq: UIHC) (from September 2008 to March 2012) and as Vice Chairman of the board of privately-held Avalon Risk Management Insurance Agency LLC (from October 2009 to October 2012). Mr. Pratt also served as a member of the board of directors of United Property & Casualty Insurance Company (from September 2008 to March 2012) and as Chairman of the boards of directors for FMG Acquisition Corp. (OTC: FMGQ) (from May 2007 to September 2008) and of privately-held Risk Enterprise Management Limited (from November 2007 to May 2012). Before joining Hales, Mr. Pratt was a Senior Vice President and a member of the management committee of Conning & Company (1992 to 1999), where he helped to raise and invest capital for three Conning Private Equity funds. He began his career at The Chase Manhattan Bank, N.A. in New York. Mr. Pratt obtained a bachelor’s degree from Cornell University and a Master of Management degree from Northwestern University. We believe Mr. Pratt’s qualifications to serve on our board of directors include more than 25 years’ experience in insurance company financial statement analysis and assessment and his experience serving as chairman or vice chairman on the boards of directors of other publicly-traded and privately held insurance enterprises.

Continuing Director

Larry G. Swets, Jr. has served as a member of our board of directors since April 2014 and as chairman of our board of directors since July 2014. Since July 2010, Mr. Swets has served as the President and Chief Executive Officer and, since September 2013, as a member of the board of directors, of Kingsway. Prior to that, Mr. Swets served as Executive Vice President of Corporate Development for Kingsway from January 2010 to July 2010. Before joining Kingsway, in 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry from which Mr. Swets separated in December 2009. Prior to his work at Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance (from June 1997 to May 2005). At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the board of directors of Kingsway and Atlas Financial Holdings, Inc. He is currently a member of the Young Presidents’ Organization. Mr. Swets has served as a member of the board of directors of 1347 Property Insurance Holdings, Inc. since November 2013. Previously, he served as a member of the board of directors of United Insurance Holdings Corp. from 2008 to March 2012 and Risk Enterprise Management Ltd from November 2007 and May 2012. Mr. Swets obtained a bachelor’s degree from Valparaiso University and a Master’s degree in finance from DePaul University. He also holds the Chartered Financial Analyst designation. We believe Mr. Swets’s qualifications to serve on our board of directors include his more than ten years of executive management and leadership experience in the insurance industry.

Continuing Independent Directors

John T. Fitzgerald has served on our board of directors since July 2014. Since June 2002, Mr. Fitzgerald has served as managing partner of Argo Management Partners, or Argo, a private equity investment firm. In that capacity, Mr. Fitzgerald has had significant transactional and operating experience in Argo’s acquired companies, which include consumer products manufacturing, marketing and distribution operations. Since January 2006, Mr. Fitzgerald has also served as Chairman and Chief Executive Officer of Hunter MFG, LLP, a manufacturer and distributor of sports-licensed consumer products. Mr. Fitzgerald has served as a member of the board of directors of Atlas Financial Holdings, Inc. since May 2, 2013 and is a member of Atlas’s audit, compensation, and corporate governance and nominating committees. Since October 2011, Mr. Fitzgerald has also served as the Chairman of Oak Patch Gifts, LLC, a private gift and jewelry manufacturer. Mr. Fitzgerald has also served as a member of the Board of Progressive Bronze Products, LLC, a private manufacturer of metal goods, since December 2008. Mr. Fitzgerald is an MBA graduate of the Kellogg School of Management, Northwestern University, with concentrations in Finance, Accounting, and Strategy. He also holds a Bachelor of Science degree in Finance from DePaul University. We believe Mr. Fitzgerald’s qualifications to serve on our board of directors include his transactional and operating experience in Argo’s acquired companies, his experience serving on the boards of public and private companies, and his executive management experience with Hunter MFG, LLP.

Leo Christopher Saenger III has served on our board of directors since July 2014. Mr. Saenger is the President of Reliant Star Capital, Inc., which he founded in February 2005 to focus on small and middle market private equity transactions. Based in New York, Reliant Star Capital, Inc. has consummated investments in industries ranging from computer peripherals to healthcare products and energy distribution. Prior to starting Reliant Star Capital, Inc., Mr. Saenger was a Partner at One Equity Partners, or OEP, a $5 billion private equity fund of J.P. Morgan, where he led investments in a variety of industries including healthcare, business services, aviation services and specialty insurance and oversaw dozens of acquisitions and add-on acquisitions for portfolio companies. During his approximately 10 years with OEP, Mr. Saenger took a leave of absence from April 2000 to February 2001 to work directly under Jamie Dimon, who was the newly-appointed CEO of Bank One, prior to its acquisition by JP Morgan Chase. At Bank One, Mr. Saenger led a five person “skunk works” team that worked on a variety of high-level banking strategic initiatives including technology reviews of various departments, competitive benchmarking, acquisition target analysis, and market research. Mr. Saenger started his career with Continental Illinois Venture Corp., the private equity branch of Continental Bank. Since December 2013, Mr. Saenger has served as a director and on the audit and compensation committees of 1347 Property Insurance Holdings, Inc. He has served as a member of the board of directors (and on the audit committee) of Aphena Pharma Holdings, a private pharmaceutical packaging company, since April 2007 and as a member of the board of directors of the Scarsdale Golf Club, a non-profit organization, since January 2013. Since January 2007, Mr. Saenger has served as a Trustee on the board of trustees of the St. Pius X Church, a 501(c)(3) non-profit organization. Mr. Saenger obtained a Bachelor of Science degree in Economics and Finance from the University of Notre Dame and a Master of Business Administration with a double major in finance and entrepreneurial management from the University of Pennsylvania Wharton School of Business. We believe Mr. Saenger’s qualifications to serve on our board of directors include his management and investment experience leading Reliant Star Capital, Inc. and his experience serving on other boards and board committees across a broad range of industries.

Thomas D. Sargent has served on our board of directors since July 2014. Since September 2000, Mr. Sargent has been Executive Vice President and a Principal of Bradley, Foster & Sargent LLC, or BFS, an asset manager focused on high net worth and institutional clients with $2.6 billion under management. He is Chief Investment Officer and Chairman of the Investment Committee for BFS. From May 1986 to June 2000, Mr. Sargent worked at and rose to become Senior Vice President, an equity owner, and a member of the management committee for Conning & Company, where he managed that firm’s Equity Research, Institutional Sales, and Equity Trading divisions and was cited by Institutional Investor for his research expertise concerning the insurance industry. From May 2007 through September 2008, Mr. Sargent also served as a director of FMG Acquisition Corp (“FMGQ”), which merged with the parent of United Property & Casualty Insurance Company to form United Insurance Holdings Corp. He holds the Chartered Financial Analyst designation and obtained a Bachelor of Arts degree in History and a Bachelor of Science degree in Economics from Union College and an MBA from Dartmouth College’s Tuck School of Business. We believe that Mr. Sargent’s qualifications to serve on our board of directors include nearly 30 years’ experience in securities research and company analysis (a substantial portion of which was devoted to insurance company financial statement analysis and assessment) and his prior service as a director of FMGQ.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of Nasdaq. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of Nasdaq.

Our board of directors has determined that John T. Fitzgerald, Joshua Horowitz, Leo Christopher Saenger III and Thomas D. Sargent would each be considered an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.

Board Leadership Structure and Role in Risk Oversight

While we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have two people, Larry G. Swets, Jr. serving as Chairman of the Board and Gordon G. Pratt serving as President, Vice Chairman and Chief Executive Officer. In addition, we do not have a lead independent director. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long term interest of stockholders in light of prevailing circumstances. The board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of pursuing an initial business combination. Our board of directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During our fiscal year ended December 31, 2014, the board of directors held five meetings (including regularly scheduled and special meetings) and the audit committee held four meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of our board of directors on which he served (during the periods that he served).

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. During our fiscal year ended December 31, 2014, our audit committee held four meetings and our compensation committee did not meet.

Audit Committee

Our audit committee of the board of directors consists of John T. Fitzgerald, Joshua Horowitz and Leo Christopher Saenger III, each of whom is an independent director. Mr. Horowitz serves as chairman of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent registered public accounting firm;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;
•	appointing or replacing the independent registered public accounting firm;
•	determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Financial Experts on Audit Committee

The audit committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Leo Christopher Saenger III qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The members of our compensation committee are Messrs. John T. Fitzgerald, Joshua Horowitz and Leo Christopher Saenger III. Mr. Fitzgerald serves as chairman of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Messrs. Fitzgerald, Horowitz, Saenger and Sargent. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in Section 3.3 of our bylaws. Any nomination should be sent in writing to our Corporate Secretary at 1347 Capital Corp., 150 Pierce Road, 6th Floor, Itasca, IL 60143. To be timely for our 2016 annual meeting of stockholders, our Secretary must receive the nomination no earlier than August 25, 2016 and no later than September 24, 2016.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit committee and compensation committee charters as exhibits to the registration statement associated with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit and compensation committee charters are included as annexes to this proxy statement.

Compensation Committee Interlocks

None of our directors who currently serve as members of our compensation committee is, or has at any time in the past been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on our board of directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our compensation committee.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on July 15, 2014 through the completion of our initial business combination with a target business, we will pay 1347 Capital LLC, an affiliate of our sponsor, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to Kingsway, Fund Management Group LLC, or FMG, our sponsor or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our board of directors is currently composed of seven members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class A directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our independent directors have recommended, and our board of directors has approved, Hassan R. Baqar and Joshua Horowitz as nominees for election as Class A directors at the Annual Meeting. If elected, each of Messrs. Baqar and Horowitz will serve as Class A directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Messrs. Baqar and Horowitz. We expect that Messrs. Baqar and Horowitz will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the audit committee of the Company, our Board proposes that the stockholders ratify the appointment of BDO USA, LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. BDO USA, LLP served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2014. Our audit committee is submitting the appointment of BDO USA, LLP to our stockholders because we value our stockholders’ view on our independent registered public accounting firm and as matter of good corporate governance. Representatives of BDO USA, LLP are not expected to be present at the Annual Meeting but will be available to respond to appropriate questions in writing. If our stockholders do not ratify the appointment of BDO, LLP, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to the Company by BDO USA, LLP for our fiscal year ended December 31, 2014.

$
Audit Fees(1)	$59,500
Audit-Related Fees(2)	$—
Tax Fees(3)	$—
All Other Fees(4)	$—
Total Fees	$59,500

(1)	Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of our quarterly financial statements filed on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal year. Fees for fiscal year 2014 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to our initial public offering completed in July 2014.
(2)	Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.
(3)	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.
(4)	All Other Fees consist of permitted services other than those that meet the criteria described above.

Auditor Independence

In our fiscal year ended December 31, 2014, there were no other professional services provided by BDO USA LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of BDO USA, LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

Vote Required

The ratification of the appointment of BDO USA, LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

John T. Fitzgerald
Joshua Horowitz
Leo Christopher Saenger III

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 8, 2015, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding 5,948,000 shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding 1347 Capital Common Stock
1347 Investors LLC(2)	1,248,000		21.0%
Larry Swets	1,258,000	(3)	21.1%
Hassan Baqar	1,258,000	(3)	21.1%
Gordon Pratt	10,000		0.2%
John T. Fitzgerald	10,000		0.2%
Joshua Horowitz	10,000		0.2%
Leo Christopher Saenger III	10,000		0.2%
Thomas D. Sargent	10,000		0.2%
All directors and executive officers as a group (7 individuals)	1,318,000		22.2%
Thomas L. Kempner, Jr. & Stephen M. Dowicz c/o Davidson Kempner Capital Management LP, 65 East 55th Street, 19th Floor, New York, New York 10022, USA	370,000	(4)	6.2%
Polar Securities Inc., 401 Bay Street, Suite 1900, PO Box 19, Toronto, M5H 2Y4, Canada	544,916	(5)	9.2%
Castle Creek Arbitrage, LLC, 227 West Monroe Street, Suite 3550 Chicago, IL 60606	350,000	(6)	5.9%
AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830	450,450	(7)	7.6%
Fir Tree Inc., 505 Fifth Avenue, 23rd Floor, New York, NY 10017	300,000	(8)	5.04%

(1)	Unless otherwise indicated, the business address of each of the individuals is 150 Pierce Road, 6th Floor, Itasca, IL 60143.
(2)	Represents one hundred percent of the securities held by 1347 Investors LLC, our sponsor. The managing member of our sponsor is 1347 Capital LLC. Messrs. Swets and Baqar are managers of 1347 Capital LLC and exercise voting and dispositive control over the securities held by our sponsor. Accordingly, they may be deemed to share beneficial ownership of such securities.
(3)	Represents securities held by 1347 Investors LLC, our sponsor, as well as insider shares held individually by the director.
(4)	Represents (a) 70,226 shares held by Davidson Kempner Partners, (b) 155,400 shares held by Davidson Kempner Institutional Partners, L.P. and (c) 144,374 shares held by Davidson Kempner International Ltd. Messrs. Kempner and Dowicz are responsible for the voting and investment decisions relating to the securities held by these entities as managing members of Davidson Kempner Capital Management LP, which acts as investment manager to each such entity. Information derived from a Schedule 13G filed on July 24, 2014.
(5)	Represents 544,916 shares held by North Pole Capital Master Fund, a fund for which Polar Securities Inc. serves as investment advisor. Information derived from Schedule 13G/A filed on February 13, 2015.

(6)	Represents 350,000 shares held by Castle Creek Arbitrage, LLC, a registered investment advisor. Allan Weine, by virtue of his position with and ownership of Castle Creek Arbitrage, LLC, may be deemed a beneficial owner of these shares. Information derived from Schedule 13G filed on February 12, 2015.
(7)	Represents 450,450 shares held by AQR Diversified Arbitrage fund, an open-end registered investment company for which AQR Capital Management, LLC serves as the investment manager. Information derived from Schedule 13G filed on February 17, 2015.
(8)	Represents 300,000 shares held by certain private-pooled investment vehicles for which Fir Tree Inc. serves as the investment manager. Information derived from Schedule 13G filed on February 17, 2015.

RELATED PARTY TRANSACTIONS

As of April 17, 2014, our sponsor loaned an aggregate of $125,000 to us, on a non-interest bearing basis, for payment of offering expenses on our behalf. The terms of this loan were amended and restated as of April 18, 2014. The loan is payable without interest no later than the date on which our initial business combination is consummated. We are obligated, commencing on July 15, 2014, to pay 1347 Capital LLC, an affiliate of our sponsor, a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

Our insiders (and/or their designees) purchased an aggregate of 180,000 Private Units at $10.00 per Private Unit and 600,000 $15 Exercise Price Sponsor Warrants at a price of $0.50 per warrant (for a total purchase price of $2,100,000) from us. These purchases took place on a private placement basis simultaneously with the consummation of our initial public offering on July 21, 2014. Our insiders have also purchased from us at a price of $10.00 per unit an additional 18,000 Private Units for a total purchase price of $180,000 simultaneously with the exercise of the over-allotment option by the underwriters.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, in order to finance transaction costs in connection with an intended initial business combination, our insiders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional Private Units at a price of $10.00 per unit. If we do not complete a business combination, the $125,000 loan from our sponsor, and any other outstanding loans from our insiders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our trust account, if any. We believe the purchase price of these units will approximate the fair value of such units when issued. However, if it is determined that, at the time of issuance, the fair value of such units exceeds the purchase price, we would record compensation expense for the excess of the fair value of the units on the day of issuance over the purchase price in accordance with ASC 718 — Compensation — Stock Compensation.

Registration Rights

The holders of the insider shares and Private Units issued in connection with our initial public offering hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Units or units issued in payment of working capital loans made to us can elect to exercise these registration rights at any time commencing on the date that we consummate our initial business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will Kingsway, FMG, our sponsor or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during our fiscal ended December 31, 2014, all Section 16(a) filing requirements were satisfied on a timely basis.

Fiscal Year 2014 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2014 are included in our Annual Report on Form 10-K, which we are including with this proxy statement. This proxy statement and our Annual Report on Form 10-K are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to our Corporate Secretary at 1347 Capital Corp., 150 Pierce Road, 6th Floor, Itasca, IL 60143.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Itasca, Illinois
December 10, 2015

Annex A
1347 CAPITAL CORP. (the “Company”)
AUDIT COMMITTEE CHARTER

I. PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the external auditor’s qualifications and independence, and (d) the performance of the Company’s internal audit function and the performance of the external auditors. The Audit Committee’s primary duties and responsibilities are to:

(a)	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.
(b)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.
(c)	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.
(d)	Recommend the appointment of and monitor the independence and performance of the Company’s external auditors and the appointed actuary.
(e)	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.
(f)	Review the annual audited financial statements with management and the external auditors.

II. ORGANIZATION

Audit Committee members shall meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, the independence requirements of the NASDAQ listing standards and all other applicable rules and regulations. The Audit Committee shall be comprised of three or more directors as determined by the Board. All members of the Committee shall be financially literate, being defined as able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the Committee member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Chair of the Committee shall have accounting or related financial management expertise. No member of the Committee may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries during the last three years from the time of their service as a member of the Committee.

Audit Committee members shall be appointed by the Board annually at the meeting of the Board of Directors next following the annual meeting. The Audit Committee Chair shall be designated by the full Board or if it does not do so, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee may form and delegate authority granted under this Charter to subcommittees when appropriate.

III. STRUCTURE AND MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. All meetings of the Committee may be held in person, telephonically, videoconference or similar means of remote communication. The Audit Committee shall prepare and/or approve an agenda in advance of each meeting.

Each member of the Committee shall have one vote. One-third of the Committee members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

The Audit Committee has the authority under this Charter to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the external auditors as well any other employees or consultants to the Company and its subsidiaries. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants, advisers or experts it deems necessary in the performance of its duties under this Charter. The Company shall provide appropriate funding, as determined by the Committee, for the compensation to any external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any consultants, advisers or experts employed by the Committee, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties under this Charter.

IV. RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the power and authority of the Board to perform the following duties and fulfill the following responsibilities:

Review Procedures

(a)	Shall review and reassess the adequacy of this Charter at least annually and submit the Charter with suggested changes to the Board for approval.
(b)	Review the Company’s annual audited financial statements and discuss the Company’s quarterly financial statements and related documents and disclosure, including those to be included in the Company’s periodic reports with the Securities and Exchange Commission prior to filing or distribution. Review should include discussion with management and external auditors of significant issues regarding accounting principles, practice, and significant management estimates and judgments as well as the contents of “Management’s Discussion and Analysis.”
(c)	In consultation with management, external auditors, and an appointed actuary, consider the integrity of the Company’s financial, reporting processes and internal controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the external auditors together with management’s responses.
(d)	Review the Company’s quarterly financial results and related documents prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.
(e)	Review financial statements and other related documents to be included in any prospectus or other offering document of the Company.
(f)	Discuss the Company’s earnings press releases as well as financial information provided to analysts and rating agencies.

External Auditors and Actuaries

(a)	The external auditors are accountable to the Audit Committee and the Board and shall report directly to the Committee. On no less than an annual basis, the Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the external auditors or approve any discharge of auditors when circumstances warrant.
(b)	The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors, including the provision of both audit related and non-audit related services.
(c)	On no less than an annual basis, the Committee should review and discuss with the external auditor all significant relationships that it has with the Company that could impact the objectivity and independence of the auditor. During such review and discussion, the Committee shall receive a formal written statement from the external auditor delineating all relationships between the auditor and the Company.
(d)	Review the external auditor’s audit plan and, in particular, discuss and approve audit scoping, staffing, locations, reliance upon management and general audit approach.

(e)	To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis.
(f)	On not less than an annual basis, review with the external auditors:
(i)	all critical accounting policies and practices to be used in connection with the auditor’s report;
(ii)	all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor; and
(iii)	other material written communications between the auditor and the management of the Company, such as any management representation letter, schedule of unadjusted differences, reports on observations and recommendations on internal control, engagement letter and independence letter.
(g)	Prior to releasing the year-end earnings, discuss the results of the audit with the external auditors. Discuss certain matters required to be communicated to audit committees in accordance with GAAP.
(h)	Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in the Company’s financial reporting.
(i)	Set clear hiring policies for employees or former employees of the external auditors.
(j)	Consider the appointed actuary’s judgment about the appropriateness of management’s selection of assumptions of methods to determine the unpaid claims liabilities included in the Company’s year-end financial statements.

Corporate Internal Audit Department

(a)	Discuss policies with respect to risk assessment and risk management.
(b)	On not less than an annual basis, obtain and review a report by the external auditor describing the Company’s internal quality control review, or peer review of the Company.
(c)	Review significant internal audit reports together with internal auditors and with external auditors.
(d)	Meet separately, periodically, with management, with internal auditors and with external auditors.
(e)	Establish and review formal whistleblower procedures that address the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of any concerns regarding questionable accounting or auditing matters.
(f)	On at least an annual basis, review with the Company’s General Counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

(a)	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.
(b)	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.
(c)	Review and update periodically the Company’s “Code of Ethics.”

The Audit Committee will annually review a summary of director and officers related party transactions and potential conflicts of interest.

V. LIMITATION ON THE OVERSIGHT ROLE OF THE AUDIT COMMITTEE

Nothing in this Charter is intended, or may be construed, to impose on any member of the Audit Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all members of the Board are subject.

Each member of the Audit Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives financial and other information, and the accuracy of the information provided to the Company by such persons or organizations.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles in the United States and applicable rules and regulations. These are the responsibility of management and the external auditors.

Annex B
1347 CAPITAL CORP. (the “Company”)
COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The primary purposes of the Compensation Committee (the “Committee”) of the Company are: (i) to assist the Board of Directors (the “Board”) in discharging its responsibilities in respect of compensation of the Company’s Executive Officers (as hereinafter defined); (ii) to produce such reports on compensation as are necessary for filing with the SEC and other government bodies; and (iii) to provide recommendations to the Board in connection with directors’ compensation.

II. ORGANIZATION

The Committee shall consist of two or more directors, each of whom shall satisfy the independence requirements of the NASDAQ listing standards, including those requirements specifically relating to the independence of compensation committee members, and any other regulatory requirements.

Committee members shall be elected by the Board annually at the first meeting of the Board following the annual general stockholders’ meeting; members shall serve until their successors are duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority under this Charter to subcommittees when appropriate.

III. STRUCTURE AND MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. All meetings of the Committee may be held in person, telephonically, by videoconference or through similar means of remote communication. The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.

Each member of the Committee shall have one vote. One-third of the Committee members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

IV. GOALS AND RESPONSIBILITIES

The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

(a)	develop guidelines for and determine the compensation and performance of the executive officers of the Company (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended), including, but not limited to, the President and Chief Executive Officer (“CEO”) and the Chief Financial Officer and Secretary (collectively, the “Executive Officers”), in the case of the CEO’s compensation without the CEO being present;
(b)	recommend to the Board incentive and equity based plans, administer such plans and oversee compliance with the requirement under the NASDAQ listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions);
(c)	review recommendations from the CEO with respect to compensation for the Executive Officers, including benefits and perquisites, incentive-compensation plans and equity-based plans for recommendation to the Board;
(d)	review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the Securities and Exchange Commission (“SEC”), each in accordance with applicable rules and regulations of the SEC and other authority;
(e)	evaluate the results of the stockholder advisory vote on executive compensation;

B-1

(f)	review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board, with equity ownership in the Company encouraged; and
(g)	annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

V. COMMITTEE RESOURCES

The Committee shall have the authority, in its sole discretion, to obtain advice and seek assistance from internal and external compensation, legal, accounting and other advisors (“Committee Advisors”). The Committee shall be directly responsible for the appointment and oversight of the work of any Committee Advisor. The Committee shall determine the extent of funding necessary for the payment of compensation to any advisor retained to advise the Committee, such funding to be provided by the Company.

Prior to selecting any Committee Advisor, the Committee shall consider the following factors related to the independence of the prospective Committee Advisor: (i) the provision of other services to the Company by the person that employs the prospective Committee Advisor; (ii) the amount of fees received from the Company by the person that employs the prospective Committee Advisor, as a percentage of the total revenue of the person that employs the prospective Committee Advisor; (iii) the policies and procedures of the person that employs the prospective Committee Advisor that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the prospective Committee Advisor with a member of the Committee; (v) any stock of the Company owned by the prospective Committee Advisor; (vi) any business or personal relationship of the prospective Committee Advisor or the person that employs the prospective Committee Advisor with an Executive Officer. The Committee shall determine annually if any conflicts of interest exist on the part of any Committee Advisor and, if so, ensure disclosure of such conflicts, including the nature of the conflict and how it was addressed, in the Company’s proxy statement filed with the SEC.

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1347 CAPITAL CORP.

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this ☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1.	To elect two Class A Directors to serve on the Company’s Board of Directors until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified.
Election of Class A Directors: Hassan R. Baqar and Joshua Horowitz
	For All ☐	Withhold All ☐	For All Except* ☐
*Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2.	Ratification of the appointment by the Audit Committee of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.
	For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date , 2015
Signature	Signature

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

1347 CAPITAL CORP.
150 PIERCE ROAD, 6TH FLOOR
ITASCA, IL 60143

December 10, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 1347 CAPITAL CORP.

The undersigned hereby appoints Hassan R. Baqar and Larry G. Swets, Jr. or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of 1347 Capital Corp. (the “Company”) held of record by the undersigned at the close of business on December 8, 2015 at the Annual Meeting of Stockholders to be held on Wednesday, December 23, 2015 at 10:30 a.m. Central Time, at the offices of 1347 Capital Corp. at 150 Pierce Road, 6th Floor, Itasca, Illinois 60143, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee and FOR Proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

(Continued, and to be marked, dated and signed, on the other side)
1347 CAPITAL CORP.